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                                                          EXHIBIT 99.1

CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
             PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-KSB of Conectisys Corporation (the "Company") for the fiscal year ended September 30, 2002 (the "Report"), the undersigned hereby certifies in his capacity as Chief Executive Officer of the Company, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 21, 2003                 By: /S/ ROBERT A. SPIGNO
                                            Robert A. Spigno
                                            Chief Executive Officer

In connection with the annual report on Form 10-KSB of Conectisys Corporation (the "Company") for the fiscal year ended September 30, 2002 (the "Report"), the undersigned hereby certifies in her capacity as Chief Financial Officer of the Company, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: January 21, 2003                By: /S/  PATRICIA A. SPIGNO
                                           Patricia A. Spigno
                                           Chief Financial Officer